UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2009

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 924-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operation and Financial Condition.

On February 3, 2009, Investors Bancorp, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended December 31, 2008. The press release contained incorrect weighted average shares outstanding amounts for the six month period ended December 31, 2008 on the consolidated statements of operations resulting in incorrect basic loss per share for that period. On the selected financial ratios and other data table, Total and Tier 1 risked based capital ratios were understated for December 31, 2008. Attached as Exhibit 99.1 to this report is a revised press release reflecting corrected amounts and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.       Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated February 3, 2009, by Investors Bancorp, Inc., announcing financial results for the quarter ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: February 5, 2009	By:	/s/ Kevin Cummings
Kevin Cummings
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated February 3, 2009, by Investors Bancorp, Inc., reporting its financial results for the quarter ended December 31, 2008.